UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 14, 2011

Vistaprint N.V.
__________________________________________
(Exact name of registrant as specified in its charter)

Netherlands	000-51539	98-0417483
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Hudsonweg 8, Venlo, Netherlands		5928 LW
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	31 77 850 7700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Vistaprint N.V. is filing this report to clarify Proposal 1 of its definitive proxy statement filed with the Securities and Exchange Commission on September 8, 2011 relating to Vistaprint's Extraordinary General Meeting of Shareholders to be held on September 30, 2011. All repurchases of Vistaprint's ordinary shares, if any, that Vistaprint engages in pursuant to the authority set forth in Proposal 1 will be purchases on the open market (including block trades that satisfy the safe harbor provisions of Rule 10b-18 pursuant to the Securities Exchange Act of 1934) or in one or more self tender offers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vistaprint N.V.

September 14, 2011	By:	/s/Michael C. Greiner

Name: Michael C. Greiner
Title: Chief Accounting Officer